SUBSEQUENT EVENTS	12 Months Ended
Jul. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

(a)	Early Termination of a Life Insurance Investment Instrument

On July 29, 2019, the Company invested $1,290,289 (HKD10 million) to purchase a long-term life insurance investment instrument with Manulife (International) Limited (“Manulife”) in order to earn interest income, with ATIF as the insurance beneficiary (see Note 10). In order to support the Company’s working capital need, on September 22, 2020, the Company early terminated this life insurance investment contract and received a refund of $1,219,128 (HKD 9.5 million) after deducting an early redemption penalty of $64,684.

(b)	Direct Registered Offering

On November 6, 2020, the Company completed a registered direct offering and issued 4,347,826 of its ordinary shares at $0.92 per share to certain investors. The gross proceeds were $4.0 million before deducting the underwriter’s commissions and other offering expenses, resulting in net proceeds of approximately $3.5 million to the Company. The Company has issued to the investors warrants to purchase up to an aggregate of 4,347,826 of its ordinary shares. The exercise price of each warrant is $1.10 per share, and each warrant is exercisable immediately and will expire five years from the date of issuance. After one-year, the exercise price may reset to the closing bid price if it is lower than the exercise price then in effect. In addition, the warrant exercise price may be subject to adjustment in the event that the Company issues certain securities at prices below the then exercise price. Further, the exercise price and the number of warrant shares issuable upon exercise of the warrants are subject to adjustment upon the occurrence of specified events, including stock dividends, stock splits, combinations and reclassifications of the ordinary shares.. The Company plans to use the proceeds to acquire another target company in the near future.

(c)	Pending NASDAQ Compliance Issue

On December 16, 2020, the Company received a letter from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was no longer in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed companies to maintain a minimum bid price of $1.00 per share. NASDAQ provided the Company with 180 days, or until June 14, 2021, to regain compliance with the minimum bid price requirement by having a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. The Company intends to monitor the closing bid price of its ordinary shares between now and June 14, 2021, and to evaluate its available options to regain compliance within the compliance period.